[The American Funds Group (R)]

NEW PERSPECTIVE FUND

[sketch: flat depiction of globe]

1997 ANNUAL REPORT
for the year ended September 30

NEW PERSPECTIVE FUND (R) seeks long-term growth of capital through investments all over the world, including the United States.

New Perspective is one of the 28 mutual funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

RESULTS AT A GLANCE

FISCAL 1997
for the year ended
September 30, 1997           Total return*

New Perspective Fund                +30.0%
Morgan Stanley Capital
International Indexes:
  World Index                       +24.6%
  USA Index                         +40.2%

LIFETIME OF THE FUND
from March 13, 1973                                Average annual
through September 30, 1997    Total return*      compound return*

New Perspective Fund              +3,091.4%                +15.1%
Morgan Stanley Capital
International Indexes:
  World Index                     +1,538.2%                +12.1%
  USA Index                       +1,896.1%                +13.0%

*With dividends and capital gain distributions reinvested

[sketches of globe changing from flat to round shape]

About our cover: In the 1930s, Buckminster Fuller, the educator, engineer, architect and futurist, began developing a new perception of the Earth with his creation of the Fuller Projection Dymaxion (TM) (Dynamic + Maximum + Tension) map. As the first two-dimensional world map accurate in terms of the relative sizes of land masses, it provided an unprecedented look at the whole Earth at once. New Perspective Fund's investment professionals take a similar approach, looking at companies from every angle to get a comprehensive picture before they invest.

The word "Dymaxion" and the Fuller Projection Dymaxion (TM) Map design are trademarks of the Buckminster Fuller Institute, Santa Barbara, California,
(c)1938, 1967 & 1992. All rights reserved.

FUND RESULTS IN THIS REPORT WERE COMPUTED WITHOUT A SALES CHARGE UNLESS OTHERWISE INDICATED. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.


FELLOW SHAREHOLDERS:

Fiscal 1997 was another profitable year for New Perspective Fund, its best for total return in a decade. For the 12 months ended September 30, the value of your investment rose 30.0% if you reinvested income dividends totaling 33 cents a share and the capital gain distribution of 68 cents paid during the fiscal period.

     By comparison, the unmanaged Morgan Stanley Capital International (MSCI) World Index, which measures the world's major stock markets including the United States, rose 24.6%. That also was the average gain of 170 global equity funds tracked by Lipper Analytical Services.

     As NPF approaches its quarter-century anniversary as one of the oldest global mutual funds, fiscal 1997 results lifted the fund's total return since its inception in March 1973 to 3,091.4%. This translates into an average annual compound return of 15.1%. The MSCI World Index gained an average of 12.1% a year during that period, while the average for global funds was 14.4% a year.

A STRONG ENVIRONMENT FOR INVESTING

     During fiscal 1997, most of the world's major markets enjoyed exceptional growth. Propelled by moderate inflation, low interest rates and sustained capital inflows from optimistic investors, most markets posted double-digit gains both in local currency and in U.S. dollars, despite the dollar's relative strength. In the United States, the fund's largest area of concentration, the market overall rose 40.2% as measured by the MSCI USA Index. The United Kingdom, NPF's next largest area of holdings, also did well, roughly matching the U.S. gain in dollar terms. (The table on page 2 shows returns for major markets.)

     At the other end of the spectrum, a number of Asian markets fared poorly during the fiscal year. Despite a brief uptick in the first quarter of 1997, Japan's sluggish economy led to a 15.7% decline in stock prices in dollar terms. Good stock selection, however, meant that a number of our Japanese holdings rose in price during the year, including Sony (+50.1%), Fuji Photo Film (+36.0%) and Toyota (+20.2%). The market downturn also provided an opportunity to increase our investments in Japanese equities. Japan now accounts for 5.6% of net assets, up from 3.1% a year ago. Elsewhere in the region, currency turmoil in midsummer roiled markets across Southeast Asia, sending currency values and stock prices spiraling downward. With virtually no investments in the affected countries, the crisis had little impact on the fund. (The fund does have investments in Hong Kong stocks, which tumbled several weeks after the close of the reporting period; however, at 1.6% of net assets our position in that market is relatively small.)

A FOCUSED RESEARCH EFFORT

     As we have frequently mentioned, New Perspective Fund invests in companies, not countries. That individual focus is supported by in-depth research into every security we consider for the fund. In the feature beginning on page 6, we take you on a tour of how that research effort is conducted among companies in our largest industry concentrations.

     Our analytical approach leads to broad diversification. On September 30, the fund held 238 companies in 27 countries and 34 industries. The portfolio showed broad strength: Of stocks held over the entire period, 143 rose in price and 31 declined.

     During the past fiscal year, our 10 largest holdings made solid contributions to NPF's growth. They include two longtime holdings, Finnish cellular phone manufacturer Nokia (+111.9%) and Caterpillar (+43.1%); the Spanish telecommunications company Telefonica de Espana, a relatively new holding, rose 69.9%.

[photos: globe cutouts]
[Begin sidebar]
WHERE NPF'S ASSETS
WERE INVESTED
(percent invested by country)
                                 9/30/97        9/30/96

ASIA/PACIFIC RIM                   12.0%           9.8%
Japan                               5.6            3.1
Australia                           3.4            3.6
Hong Kong                           1.6            1.6
New Zealand                          .8            1.5
Taiwan                               .5              -
South Korea                          .1              -

EUROPE                             31.9%          37.9%
United Kingdom                      6.5            7.2
France                              5.6            7.3
Sweden                              4.2            5.9
Netherlands                         3.6            4.2
Switzerland                         3.1            3.5
Germany                             2.4            4.8
Spain                               2.0            2.0
Italy                               1.8             .7
Finland                             1.6            1.3
Norway                               .6             .4
Denmark                              .4             .4
Luxembourg                           .1             .1
Belgium                               -             .1

NORTH AMERICA                      41.1%          35.2%
United States                      33.8           28.3
Canada                              5.8            5.4
Mexico                              1.5            1.5

OTHER                               3.6%           2.9%

CASH & EQUIVALENTS                 11.4%          14.2%
                                  100.0%         100.0%
[End sidebar]

     The smallest increases among our 10 largest holdings were recorded by Astra, the Swedish pharmaceutical company (+15.6%), and the U.S. memory-chip maker Micron Technology (+13.7%). Astra suffered from investor concern over a patent expiration on its major ulcer drug, Losec, but we continue to believe that the strength of the balance sheet and flow of new products bode well for the company. Micron's lackluster return was caused by a slowdown in personal computer demand earlier in the year, not unusual in such a cyclical business.

     In a period in which investor concentration on a relatively small number of very large U.S. companies was driving the U.S. stock market higher, NPF maintained a significantly broader base. At the close of the fiscal year, the fund held nearly 34% in U.S. stocks, up from 28% last year; Europe accounted for 32% of net assets; Asia and the Pacific Rim for 12%, and other countries for about 11%. The balance was held in cash and equivalents as a buying reserve.

LOW TURNOVER AS WELL AS LOW EXPENSES

     An important part of New Perspective Fund's investment strategy is a long-term perspective. The fund's portfolio turnover rate (the rate at which holdings are bought and sold), averaging 21% of net assets over the last five years, is among the lowest of all global equity funds, according to Lipper. Turnover rates take on added significance for investors because of recent changes in U.S. tax law. The new provisions grant a reduction in long-term capital gains tax (to 20% from 28% for assets held longer than 18 months).

     We are also pleased to report that NPF's 0.79% annual expense ratio - already well under half the 1.92% average in its fund universe as measured by CDA/Wiesenberger - continued to trend downward (see table on page 34).

NPF'S 401(K) ACCOUNTS GROW TO $1 BILLION

     New Perspective Fund has continued to grow. Assets at year-end stood at nearly $17 billion, up 45% from a year earlier. While some of that growth reflects appreciation in the portfolio, we also welcomed many new shareholder accounts, including a significant number of 401(k) retirement accounts. NPF now has nearly 30,000 such accounts, totaling just over $1 billion.

     NPF's method of portfolio management, the multiple portfolio counselor system, is helping it accommodate growth. Because the fund's assets are divided among a number of portfolio counselors, managers can be added as assets increase. The fund currently has five primary portfolio counselors, with an aggregate of 151 years of experience among them, and a research portfolio managed by 41 analysts.

     World markets have been remarkably robust in recent years. A number of factors have contributed. Inflation worldwide has been relatively benign, which has kept interest rates low. Technology has been helping businesses grow without putting pressure on wages. European governments have been taking disciplined fiscal measures to prepare for the introduction of the Euro in January 1999. Globalization has made many companies more competitive as they find new markets in which to do business.

     At the same time, the rapid rise in many international markets, along with the continued strength in the U.S., suggest caution as we move forward. Stock prices have become more volatile and less tolerant of profit disappointments and other shocks. Indeed, world markets dipped sharply shortly after the close of the fund's reporting period. This is why we have always maintained a long-term perspective on our investments and encourage shareholders to do the same.

Cordially,

[/s/ Walter P. Stern]
Walter P. Stern
Chairman of the Board

[/s/ Gina H. Despres]
Gina H. Despres
President

November 17, 1997


[Begin sidebar]
NEW PERSPECTIVE VERSUS THE MAJOR WORLD MARKET INDEXES
(with dividends reinvested)

World's Major Stock             Latest Fiscal Year                      Lifetime of the Fund
Markets/1/                      (10/1/96-9/30/97)                       (3/13/73-9/30/97)
(listed in order of size        Local              Adjusted to        Local                 Adjusted to
of market capitalization        currency           U.S.$/2/           currency              U.S.$/2/
as of 9/30/97)
United States
  MSCI USA Index                                   40.2%                                    1,896.1%
Japan                           -8.6%             -15.7                 461.4%              1,128.9
United Kingdom                  35.5               40.0               3,994.0               2,632.8
Germany                         52.1               31.4               1,115.5               1,861.5
France                          42.3               23.8               2,255.0               1,574.0
Canada                          35.7               33.6               1,184.3               816.8
Switzerland                     52.8               31.9               1,106.0               2,518.2
Netherlands                     66.1               42.8               3,864.7               5,350.8
Hong Kong                       20.9               20.9               2,082.1               1,350.6
Australia                       22.3               12.0               2,085.3               993.5
Italy                           52.9               34.9               2,082.7               601.4
Sweden                          64.0               43.3               9,256.6               5,277.6
Spain                           83.9               58.3               1,801.8               630.8
Belgium                         35.9               17.1               2,254.8               2,383.8
Singapore                       -5.1              -12.7                 353.6                 515.5
MSCI World Index/3/                                24.6                                     1,538.2

NEW PERSPECTIVE FUND                               30.0%                                    3,091.4%

/1/ United States market represented by the U.S. component of MSCI World Index; all other markets computed by Capital International Perspective S.A. and included in MSCI World Index. All indexes are unmanaged.

/2/ Figures adjusted to reflect foreign exchange fluctuations relative to the U.S. dollar.

/3/ Includes the major stock markets throughout the world, weighted by size and adjusted to reflect foreign exchange fluctuation relative to the U.S. dollar. U.S. companies currently represent approximately 47% of the total index.

All figures include the reinvestment of dividends. Returns for international indexes are with gross dividends reinvested (i.e., without local withholding taxes removed).

NEW PERSPECTIVE'S 10 LARGEST STOCK HOLDINGS AT FISCAL YEAR-END

                           PERCENT OF                              FOR 12 MONTHS
COMPANY                    NPF'S NET ASSETS       COUNTRY          ENDED 9/30/97
Astra                      2.23%                  Sweden           +15.6%
Novartis                   2.10                   Switzerland      +57.2*
Time Warner                2.05                   U.S.             +40.3
Philip Morris              1.83                   U.S.             +38.9
Pfizer                     1.73                   U.S.             +51.8
Telefonica de Espana       1.51                   Spain            +69.9
Caterpillar                1.46                   U.S.             +43.1
Mannesmann                 1.43                   Germany          +27.5
Micron Technology          1.40                   U.S.             +13.7
Nokia                      1.33                   Finland          +111.9

*Company formed by merger in December 1996. Figure contains certain hypothetical data.

HERE'S HOW A $10,000 INVESTMENT IN THE FUND GREW between March 13, 1973 - when the fund was introduced - and September 30, 1997, the end of the fund's latest fiscal year. Unlike figures presented earlier in the report, the fund's results in this chart reflect payment of the maximum sales charge of 5.75%, so the net amount invested was $9,425 versus $10,000 in the indexes shown. The indexes are unmanaged and do not have sales charges, commissions or expenses. As you can see, the investment in New Perspective would have grown to $300,835 versus $163,819 in the Morgan Stanley Capital International (MSCI) World Index, which reflects results in 22 major markets, and $199,607 in the MSCI USA Index.

New Perspective's year-by-year results appear in the table under the chart. The table shows that NPF recorded positive results in 21 of these 25 periods, and the boxed figure at the bottom right of the table shows that over the entire 241/2 years the investment grew at an average compound rate of 14.9% a year. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions and want to know how your investment has done since September 30, 1987. At that time, according to the table, the value of the investment illustrated here was $94,727. Since then, it has more than tripled to $300,835. Thus, in that same period, the value of your investment - regardless of size - also has more than tripled.

NPF'S RETURN VERSUS OTHER GLOBAL EQUITY FUNDS
(with distributions reinvested for periods ended 9/30/97)

New Perspective Fund has done significantly better than most other similar mutual funds. Over its lifetime, the fund ranked second among the five global equity funds in existence over this 24 1/2-year span, according to Lipper Analytical Services. Here is how the fund ranks over other time periods:

*  10 years:    4th out of 18 global equity funds
*  5 years:     9th out of 44 global equity funds
*  1 year:      41st out of 170 global equity funds

Lipper rankings are based on total return and do not reflect the effect of sales charges.


[begin chart]
HOW A $10,000 INVESTMENT HAS GROWN

$300,835/1,2/
New Perspective Fund with dividends reinvested

$199,607
MSCI USA Index with dividends reinvested

$163,819
MSCI World Index with dividends reinvested

$10,000/1/
original investment

              New
              Perspective
Year          Fund                                      MSCI USA        MSCI World
ended         TOTAL VALUE                               Index with      Index with
September     Dividends       Value at       Total      dividends       dividends
30            Reinvested      year-end/1/    Return     reinvested      reinvested
1973#         -               $9,938         (0.6)%     9,644           9,496
1974          $325            7,402          (25.5)     5,796           5,886
1975          401             10,769         45.5       7,954           7,647
1976          337             12,720         18.1       10,379          9,328
1977          280             13,050         2.6        9,925           9,685
1978          318             17,342         32.9       10,953          11,895
1979          444             20,100         15.9       12,042          13,362
1980          501             24,866         23.7       14,200          15,945
1981          931             25,315         1.8        13,948          14,919
1982          1,667           27,151         7.3        15,458          15,314
1983          1,830           39,093         44.0       22,064          21,629
1984          1,205           39,494         1.0        23,019          22,861
1985          1,196           45,578         15.4       26,527          28,617
1986          1,178           63,273         38.8       34,776          45,581
1987          1,393           94,727         49.7       49,353          65,809
1988          1,820           81,233         (14.2)     42,818          61,905
1989          2,605           103,968        28.0       56,868          77,872
1990          2,617           98,896         (4.9)      52,008          61,430
1991          2,979           122,493        23.9       68,580          76,958
1992          2,524           132,337        8.0        76,198          76,629
1993          2,172           156,604        18.3       86,165          92,637
1994          2,231           176,345        12.6       89,637          100,116
1995          2,813           209,200        18.6       117,232         115,102
1996          4,129           231,461        10.6       142,355         131,445
1997          4,365           300,835        30.0       199,607         163,819

Average annual compound return for 24-1/2 years   14.9% /1/

# For the period March 13, 1973 (commencement of operations) through September 30, 1973.

/1/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum intitial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/2/Includes reinvested dividends of $40,261 and reinvested capital gain distributions of $80,243.

Past results are not predictive of future results.

AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended September 30, 1997)

10 Years   +11.59%
5 Years    +16.46%
1 Year     +22.52%

*Assumes reinvestment of all distributions and payment of 5.75% sales charge at the beginning of the stated periods.
[end chart]


CAPITALIZING ON CHANGE
A NEW PERSPECTIVE ON THE GLOBAL ECONOMY

New Perspective Fund was created nearly 25 years ago with an unusual mandate: to seek out investment opportunities presented by changes in international trade and in economic and political relationships. The strategy was a prescient one. The last few decades have seen borders open, free trade and free enterprise flourish, economies expand and the concept of investing globally gain wide acceptance to a degree we could not have anticipated back in 1973.

     Several trends have converged to ease the way. A wave of economic freedom and a reduction in government control have allowed private investment to finance growth. Trade pacts and worldwide deregulation have helped erase borders. Bolstering these forces is a quickening of innovation, particularly in technology, that is creating entire industries that did not exist when New Perspective Fund began.

     Many companies have been alert to the potential rewards of globalization and benefited tremendously from it. With economic prosperity raising living standards for more people around the world than at any time in history, businesses that serve world markets have both fueled this growth and been among its biggest beneficiaries.

     New Perspective's investment professionals also use a global approach when they look for investments for the fund. The fund's investment adviser, Capital Research and Management Company, has had an international presence for more than 35 years. What began as a single office in Geneva has grown today into one of the industry's most comprehensive global research networks, supported by more than 100 analysts and portfolio counselors.

     Of course, other investment firms have offices around the world. What makes New Perspective unique is an integrated research process that allows investment professionals to develop a broad base of knowledge and expertise. It's a process that demands constant dialogue and a continuous exchange of information and ideas. We believe those insights help us make better long-term investment decisions on your behalf.

     On the next few pages, we'll examine three industries that have adapted particularly well to globalization and explain how our analysts have gone about identifying them and their potential value as long-term investments. The telecommunications, information technology and pharmaceuticals industries are well-represented in New Perspective Fund. (Companies shown in BOLDFACE on first reference are current holdings in the fund. Of course, the fund's portfolio is actively managed and holdings may change.) These businesses are offering new services, developing new products and tapping into new markets.

[photo: telephone conversation via computer monitor]
[Begin photo caption]
TELECOMMUNICATIONS
[End photo caption]

[photo: pharmaceutical lab technician]
[Begin photo caption]
PHARMACEUTICALS
[End photo caption]

[photo: microchip]
[Begin photo caption]
INFORMATION TECHNOLOGY
[End photo caption]

[photo: conical shape of globe]

[Begin sidebar]
With a new customer added about every 20 seconds, wireless service is one of the fastest growing areas in telecommunications and another way telephone companies add value. New Perspective's research analysts can add value, too, by uncovering attractive investment opportunities at just the right time. When AIRTOUCH COMMUNICATIONS entered into a joint venture with the German conglomerate MANNESMANN, Brad Vogt, a research analyst based in Washington, D.C., was intrigued. "I had been covering AirTouch for some time," he says, "and it was clear that this was a good opportunity for the company to make use of its expertise in overseas markets."

[photo: telephone conversation via computer monitor]

     Because Brad focuses mostly on U.S. companies, however, he felt he needed a broader perspective before he could be certain about whether the investment made sense. After carefully studying the details of the partnership, he talked to David Riley, who covers European telecommunications companies, and Ursula Van Almsick, a London-based analyst who covers Mannesmann, to see what they thought. They compared notes and, based on their input on European companies and industry trends, Brad felt confident that AirTouch stock was undervalued and recommended it for New Perspective Fund. Since then, the venture, called Mannesmann Mobilfunk, has attracted more than 2 million subscribers and has helped make AirTouch and Mannesmann two very good investments for the fund. [End sidebar]

TELECOMMUNICATIONS
NEW SERVICES FOR GLOBAL COMPANIES

     With the technology to reach every corner of the world in the blink of an eye, perhaps no industry is more emblematic of the potential of globalization than telecommunications services.

     Although the telephone has been helping people stay in touch for more than a century, its potential has only begun to be realized. Not long ago, AT&T'S decades-long monopoly on U.S. services and equipment seemed unassailable, and the majority of overseas phone companies were bureaucratic, state-run operations. Without competition, phone service around the world tended to be slow, expensive or simply nonexistent.

     Today, the telecommunications landscape could not be more different. Ma Bell's dominance in the U.S. crumbled in 1984. The Telecommunications Act of 1996 brought added competition to the market by allowing regional phone companies to broaden the range of services they could provide to customers. The U.S. government has been auctioning off billions of dollars in licenses for parts of the frequency spectrum for wireless services.

     In Europe, barriers to competition that had protected the continent's telecommunications groups for more than a century will be demolished as early as January 1, 1998. Developing markets that had virtually no phone service two decades ago are now hastily building infrastructures that will accommodate wireless technology and Internet access. Innovation and industrywide deregulation have allowed competition to take its course, forcing companies to become more efficient and customer-oriented.

     These changes have made telecommunications companies attractive investments as well. New Perspective Fund had no telecommunications holdings until 1983. Today, thanks in no small part to the potential offered by global growth and worldwide deregulation, telecommunications is our second largest industry concentration, with 16 companies based in 12 countries.

     David Riley, an NPF research analyst based in Geneva, is impressed by how effectively some telecommunications companies are taking advantage of the new open environment. "To borrow a biblical term, globalization begets globalization," he says. "As businesses have expanded their borders of operations, they have demanded increasingly sophisticated, reliable services. Phone companies have responded by becoming more global themselves."

     David cites as examples a number of global partnerships formed by regional and long distance service providers. A joint venture called Concert, involving BRITISH TELECOM and MCI, has recently linked up with TELEFONICA DE ESPANA to facilitate access to Spain and Latin America. Likewise, DEUTSCHE TELEKOM has joined France Telecom and SPRINT in a venture called Global One, while AT&T has partnered with the Netherlands' KPN, Swiss PTT and Telia of Sweden to enhance services for its multinational customers. These companies are offering their clients faster, cheaper connections, new data services and simplified billing.

     Research is critical in a complex industry such as this one. The fund's analysts make it their business to get to know every telecommunications company very well, whether we invest in it or not. Their research typically crosses geographic borders, which can help an analyst determine what companies are worth on a relative basis. David, for example, follows European companies and has recently added Latin America to his area of coverage. Keeping Mexican or Brazilian valuations in mind when evaluating British or Italian businesses has helped him make better investment recommendations.

     Although David spends a lot of time studying companies on his own, his work isn't done until he's talked with other Capital associates with relevant areas of expertise (see story above). Working in "cluster groups" helps analysts leverage their many hours of research and close the circle of information. That knowledge makes a difference with the companies we invest in, too. As David says, "When Capital's analysts call on them, companies will take the time to talk to us. In fact, because we've done our homework so thoroughly, management will frequently call us with information they feel is important for their shareholders."

[photo: cables]
[sketch of globe cutouts]

[photo:  Telefonica de Espana, Spain]
[Begin photo caption]
Telefonica de Espana, Spain
[End photo caption]

[photo:  Telefonos de Mexico]
[Begin photo caption]
Telefonos de Mexico
[End photo caption]

INFORMATION TECHNOLOGY
NEW MARKETS FOR GLOBAL INNOVATION

     If telecommunications has ridden the wave of the global explosion, then information technology has been its catalyst, the element that has made it all possible. Technological innovation has helped create new industries, change the way every business is run and transform developing economies into pacesetters.

     The market for information technology is expanding rapidly. Companies are spending large sums to upgrade their computer systems, while more people than ever are buying personal computers for home use. The fastest growth is occurring outside the U.S., particularly in the Asia/Pacific region, where improving economic conditions helped propel PC sales 30% higher last year. China, South Korea and India have presented significant opportunities for global companies that can meet the demands of their international customers.

     Today, U.S.-based technology companies, which dominate the industry, derive up to half of their revenues from markets outside the United States, by some estimates. Many global technology firms operate manufacturing facilities in the countries they service. Trade pacts have helped globalize the industry as well; several countries have recently agreed to end all tariffs on information technology products by the year 2000.

     The industry is complex and interdependent. Where manufacturers like IBM once made all the parts they needed to assemble a complete computer, companies now typically produce only one or a few components. Scott Bonham, a research analyst based in San Francisco, notes that "outsourcing, which has become popular across many industries, has completely changed the dynamics of the information technology sector. That applies across the board. Whether it's giant mainframes, tiny silicon wafers or ancillary consulting services, people want to benefit from technology, not manage it." He points out that today computer makers rely on other firms to supply the "guts" of the machine - companies such as INTEL and ADVANCED MICRO DEVICES for microprocessors, which coordinate the flows of information within the computer; MICRON TECHNOLOGY for powerful memory chips that store huge amounts of data; SEAGATE for disk drives; and CISCO SYSTEMS and ASCEND for high-speed data networking systems that allow computers to communicate with each other.

     Of course, information technology has other applications. Chips and circuits are used to make and operate automobiles, machinery, movies and countless electronic devices. What's more, much of the best innovation comes not from the technology industry but from forward-looking businesses hoping to increase their market share. They include firms such as NOKIA and ERICSSON, which pioneered cellular phone technology.

     Technology companies fit together like pieces of a global jigsaw puzzle. That makes understanding them - and investing in them - a complicated enterprise. Integrated research helps the fund's analysts develop a comprehensive understanding of this highly specialized industry.

     New Perspective Fund's technology cluster comprises six analysts. Working as a team, they travel together, share information at weekly teleconferences and write frequent reports on the companies they cover. "The constant interplay of perspectives is essential to the research process," stresses Scott. "Without it, it's like using an encyclopedia with $A' through $M' missing."

[photo: Nokia, Finland]
[Begin photo caption]
Nokia, Finland
[End photo caption]

[photo:  Advanced Micro Devices, U.S.
K6 microprocessor]
[Begin photo caption]
Advanced Micro Devices, U.S.
K6 microprocessor
[End photo caption]

[photo: close-up of microchip]
[photo: electronic component]


[Begin sidebar]
Fundamental research can be a time-consuming, laborious process, but we think it's worth the effort: After all, keeping a long-term focus is one of New Perspective Fund's guiding principles. Sung Lee, a technology analyst based in Tokyo, was inspired by an article he read about the impending deregulation of Japan's financial industry. Realizing that these companies would have to make tremendous investments in information technology to stay competitive, he compiled a list of several technology companies that might benefit. Sung crunched some numbers and came up with Fujitsu, the world's second-largest computer manufacturer, as a likely candidate.

     At that point, however, Sung's work had just begun. He began to hit the streets, meeting with every division head at Fujitsu, visiting the company's U.S. subsidiaries and calling on dozens of customers and competitors. All the while, he consulted with the fund's technology cluster at the group's weekly teleconference to gain additional insights and put his information in a broader context. Finally, after several weeks of painstaking research, Sung was convinced that Fujitsu would be a good long-term holding for the fund and made his recommendation. "Spending time on research can sometimes cost you short-term gains," he concedes, "but I think it helps you reap the real benefits down the line."
[End sidebar]

NEW PRODUCTS FOR GLOBAL HEALTH
PHARMACEUTICALS

[sketch of globe cutouts]
[photo: phamaceutical lab technician]

     Unlike telephones and computers, which are relatively recent innovations, the use of plants or minerals for medicinal purposes goes back to ancient times. In many ways, however, the drug industry is just as "new" as the other two industries, reinvented by the remarkable advances the global economy has wrought.

     Many factors have contributed to the growth of the pharmaceutical industry. Baby boomers will increasingly require drugs for ailments of age such as cancer, Alzheimer's, cardiovascular disease and depression. Health care providers, under pressure to trim budgets, have turned to cost-effective drugs to prevent disease and hasten their cure. Breakthrough treatments like com-bination therapy for HIV/AIDS are gaining wider acceptance. Regulatory agencies have made enormous strides in shortening approval times, which allows new drugs to be brought to market faster. But perhaps the greatest stimulus is the most obvious one. "Everyone wants to live," states Jonathan Knowles, a pharmaceutical analyst based in London. "Drugs help you stay alive."

     "The largest drug concerns," says Jonathan, "NOVARTIS, MERCK and JOHNSON & JOHNSON, to name just a few, are truly multinational. Technically, they may be based in one country, but in reality they serve a world market." He mentions GLAXO WELLCOME, which recently performed clinical trials on its new hepatitis drug in China, where incidence of the disease is quite high. Another example is PFIZER, which partnered with a Croatian firm to develop one of the world's best-selling antibiotics. In addition to opening doors to potential profits, globalization also helps companies leverage the resources they need to bring new medicines to market, which can run to $500 million and perhaps a decade of research and development for a single product. That investment is imperative. In the highly competitive world of pharmaceuticals, companies that do not continuously develop innovative products simply cannot thrive.

     Research, the lifeblood of the pharmaceutical industry, is also the cornerstone of New Perspective Fund's investment strategy. Like the fund's other health care analysts, Jonathan pays close attention to drug "pipelines" to monitor their progress. "Because so many things can change along the way," he says, "you have to make constant assessments of how a product is moving through the system." Not long ago, he was following the development of an environmentally safe fungicide that ZENECA was planning to launch. "We started tracking it a while back. On successive visits, we could see that their R&D people were getting more and more excited about the possibilities. This chemical has recently been launched and is doing extremely well."

     Analysts who follow pharmaceutical companies are part of a health care cluster that includes a bond specialist who provides yet another perspective to the group. In all, the cluster has seven analysts covering biotechnology, hospitals, managed care facilities and medical supplies, in addition to pharmaceuticals. Such collaboration is particularly helpful in an industry that crosses so many borders.

     The analysts also benefit from the vast experience of New Perspective Fund's investment adviser. "Capital's pedigree is remarkable in the investment world," notes Jonathan. "Our organization has been visiting many of these pharmaceutical companies for 15 or 20 years." That history, combined with the continuous, intensive research of the fund's investment professionals, provides a depth of knowledge that is virtually unmatched in the industry.

[photo: Novartis, Switzerland]
[Begin photo caption]
Novartis, Switzerland
[End photo caption]

[photos: Astra Research Center]
[Begin photo caption]
Astra, Sweden
Astra Research Center, Boston, Massachusetts
(above and right)
[End photo caption]

[Begin sidebar]
Drug companies frequently find success by looking for unorthodox solutions to difficult problems. When it comes to researching pharmaceutical firms, New Perspective Fund's analysts often have to be creative as well.

     Sankyo was developing a novel treatment for type 2 diabetes in Japan, where the condition is prevalent. Lacking sufficient distribution channels for overseas markets, the company had licensed the drug jointly to Glaxo Wellcome and Warner-Lambert. Unfortunately, information about the drug was extremely hard to come by. Richard Beleson, an analyst based in San Francisco, had a long relationship with Warner-Lambert. During his visits to the company, he paid close attention to the drug's pipeline on the U.S. side. He was encouraged by what he saw. "It was apparent from clinical trials that were being performed here that this was going to be an extremely important product for all three companies involved," he says. Richard shared his insights with Jonathan Knowles, who follows European pharmaceuticals, and other Capital analysts. The drug is off to a great start. Launched earlier this year, it has already generated more than $250 million in sales worldwide.
[End sidebar]


New Perspective Fund
Investment Portfolio, September 30, 1997

Largest Industry Holdings
10.26% Health & Personal Care
7.63% Telecommunications
6.71% Banking
5.58% Electronic Components
5.30% Broadcasting & Publishing
52.93% Other Industries
11.59% Bonds, Cash and Equivalents






                                                              Shares or        Market      Percent
                                                              Principal         Value        of Net
Equity-Type Securities                                           Amount    (Millions)        Assets
-----------------------------------------                  ------------  ------------  ------------

Health & Personal Care - 10.26%
AB Astra, Class A (Sweden)                                    11,826,833      $218.798
AB Astra, Class A (American Depositary Receipts)                 413,333         7.595
AB Astra, Class B                                              8,590,533       152.115         2.23
Novartis AG (Switzerland)                                        231,231       355.470         2.10
Pfizer Inc (USA)                                               4,870,000       292.505         1.73
Teva Pharmaceutical Industries Ltd. (American Depositary
 Receipts) (Israel)                                            2,400,000       133.800          .79
SmithKline Beecham PLC (American Depositary Receipts)
 (United Kingdom)                                              2,200,000       107.525          .63
Merck & Co., Inc. (USA)                                          880,000        87.945          .52
Glaxo Wellcome PLC (United Kingdom)                              563,264        12.678
Glaxo Wellcome PLC (American Depositary Receipts)                854,000        38.377          .30
Zeneca Group PLC (United Kingdom)                              1,000,000        32.627
Zeneca Group PLC (American Depositary Receipts)                  185,000        18.095          .30
Shiseido Co., Ltd. (Japan)                                     2,924,000        47.075          .28
Johnson & Johnson (USA)                                          800,000        46.100          .27
Genentech, Inc., callable putable common stock (USA) (1)         600,000        34.875          .21
Sankyo Co., Ltd. (Japan)                                       1,000,000        34.689          .20
Alza Corp. (USA) (1)                                           1,000,000        29.000          .17
Abbott Laboratories (USA)                                        400,000        25.575          .15
Pharmacia & Upjohn, Inc. (USA)                                   500,000        18.250          .11
Gillette Co. (USA)                                               203,400        17.556          .10
Guidant Corp. (USA)                                              300,000        16.800          .10
Medtronic, Inc. (USA)                                            255,000        11.985          .07


Telecommunications - 7.63%
Telefonica de Espana, SA (Spain)                               7,906,000       249.523
Telefonica de Espana, SA (American Depositary Receipts)           76,000         7.153         1.51
Telecom Italia SPA, ordinary shares (formerly STET-Societa
 Finanziaria Telefonica p.a.) (Italy)                         20,190,000       135.280
Telecom Italia SPA, nonconvertible
 savings shares                                               16,500,000        64.457         1.18
Telefonos de Mexico, SA de CV, Class L (American
 Depositary Receipts) (Mexico)                                 3,134,530       162.212          .96
AirTouch Communications (USA) (1)                              3,500,000       124.031          .73
Telecom Corp. of New Zealand Ltd. (New Zealand)               13,678,100        69.386
Telecom Corp. of New Zealand Ltd. (2)                          5,135,400        26.051          .56
Vodafone Group PLC (American Depositary Receipts) (United
 Kingdom)                                                      1,428,500        76.782          .45
Tele Danmark AS, Class B (Denmark)                               672,000        35.463
Tele Danmark AS, Class B (American Depositary Receipts)        1,233,700        32.924          .40
MCI Communications Corp. (USA)                                 2,325,000        68.297          .40
AT&T Corp. (USA)                                               1,535,000        68.020          .40
Koninklijke PTT Nederland NV (Netherlands)                     1,629,500        64.208          .38
Sprint Corp. (USA)                                               883,400        44.170          .26
Hong Kong Telecommunications Ltd. (Hong Kong)                  8,260,529        18.684
Hong Kong Telecommunications Ltd. (American Depositary
 Receipts)                                                       440,759         9.862          .17
British Telecommunications PLC (United Kingdom)                3,000,000        19.828          .12
Telecomunicacoes Brasileiras SA, preferred
 nominative (American Depositary Receipts) (Brazil)               76,439         9.841          .06
Deutsche Telekom AG (Germany)                                    265,900         5.160          .03
DDI Corp. (Japan)                                                    500         2.515          .02


Banking - 6.71%
Royal Bank of Canada (Canada)                                  3,717,000       182.689         1.08
Bank of Nova Scotia (Canada)                                   3,129,500       149.962          .88
Westpac Banking Corp. (Australia)                             17,567,630       110.731
Westpac Banking Corp., warrants, expire 2000 (1)               3,000,000        15.867          .75
BankAmerica Corp. (USA)                                        1,250,000        91.641          .54
Citicorp (USA)                                                   600,000        80.362          .47
Banco de Santander, SA (Spain)                                 1,800,000        59.233
Banco de Santander, SA (American Depositary Receipts)            540,000        17.617          .45
Australia and New Zealand Banking Group Ltd. (Australia)       7,371,411        60.242          .36
Cie. Financiere de Paribas, Class A (France)                     750,000        55.781          .33
Banque Nationale de Paris (France)                             1,021,549        51.613          .30
Chase Manhattan Corp. (USA)                                      375,000        44.250          .26
Fuji Bank, Ltd. (Japan)                                        3,710,000        40.948          .24
Sumitomo Bank, Ltd. (Japan)                                    2,300,000        34.739          .21
ABN AMRO Holding NV (Netherlands)                              1,672,960        33.972          .20
Sakura Bank, Ltd. (Japan)                                      6,675,000        31.962          .19
The Toronto-Dominion Bank (Canada)                               750,000        25.489          .15
Bank of Tokyo-Mitsubishi, Ltd. (Japan)                         1,250,000        23.859          .14
Istituto Mobiliare Italiano SpA (Italy)                        1,500,000        16.064          .09
HSBC Holdings PLC (United Kingdom)                               320,000        11.365          .07


Electronic Components - 5.58%
Micron Technology, Inc. (USA) (1)                              6,855,000       237.783         1.40
Advanced Micro Devices, Inc. (USA) (1)                         6,050,000       197.003         1.16
Intel Corp. (USA)                                              1,400,000       129.237          .76
Bay Networks, Inc. (USA) (1)                                   3,000,000       115.875          .68
Analog Devices, Inc. (USA) (1)                                 1,710,000        57.285          .34
Arrow Electronics, Inc. (USA) (1)                                880,000        51.040          .30
Seagate Technology (USA) (1)                                   1,400,000        50.575          .30
Altera Corp. (USA) (1)                                           950,000        48.687          .29
Murata Manufacturing Co., Ltd. (Japan)                           590,000        25.559          .15
Electrocomponents PLC (United Kingdom)                         3,000,000        22.273          .13
Kyocera Corp. (Japan)                                            176,000        11.524          .07


Broadcasting & Publishing - 5.30%
Time Warner Inc. (USA)                                         6,406,225       347.137         2.05
Viacom Inc., Class B (USA) (1)                                 4,640,000       146.740          .87
News Corp. Ltd. (Australia)                                    3,948,625        20.246
News Corp. Ltd. (American Depositary Receipts)                 3,991,600        81.578
News Corp. Ltd., preferred shares                              2,021,244         8.947
News Corp. Ltd., preferred shares (American Depositary
 Receipts)                                                     1,995,800        35.800          .86
CANAL + (France)                                                 267,145        47.595          .27
Carlton Communications PLC (United Kingdom)                    4,890,000        40.607          .24
Grupo Televisa, SA, ordinary participation certificates
 (American Depositary Receipts) (Mexico) (1)                     825,000        29.545          .17
Westinghouse Electric Corp. (USA)                              1,045,000        28.280          .17
Elsevier NV (Netherlands)                                      1,700,000        24.756          .15
Wolters Kluwer NV (Netherlands)                                  162,516        21.979          .13
Pearson PLC (United Kingdom)                                   1,700,000        21.498          .13
Dow Jones & Co., Inc. (USA)                                      434,900        20.331          .12
AUDIOFINA (Luxembourg)                                           415,300        16.707          .10
U S WEST Media Group (USA) (1)                                   313,300         6.990          .04
                                                                      .

Energy Sources - 4.76%
TOTAL, Class B (France)                                          131,077        15.044
TOTAL, Class B (American Depositary Receipts)                  3,109,814       178.231         1.14
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                         1,852,000       102.786
 'Shell' Transport and Trading Co., PLC (United Kingdom)       3,000,000        21.958          .74
Broken Hill Proprietary Co. Ltd. (Australia)                   6,502,053        75.749          .45
ENI SpA (Italy)                                               11,000,000        69.448          .41
Elf Aquitaine (France)                                           400,000        53.550
Elf Aquitaine (American Depositary
 Receipts)                                                       100,000         6.669          .35
Phillips Petroleum Co. (USA)                                   1,100,000        56.788          .33
Anadarko Petroleum Corp. (USA)                                   700,000        50.269          .30
Talisman Energy Inc. (Canada) (1)                              1,400,000        48.237          .28
YPF SA, Class D (American Depositary Receipts (Argentina)      1,200,000        44.250          .26
Mobil Corp. (USA)                                                500,000        37.000          .22
RAO Gazprom (American Depositary Receipts) (Russia)            1,341,000        33.659          .20
Enterprise Oil PLC (United Kingdom)                            1,221,300        13.355          .08
                                                                      .

Electrical & Electronics - 4.58%
Nokia Corp., Class A (Finland)                                   480,000        45.693
Nokia Corp., Class A (American Depositary Receipts)            1,450,000       136.028
Nokia Corp., Class K                                             460,000        43.615         1.33
Telefonaktiebolaget LM Ericsson, Class B (Sweden)              2,376,000       114.444
Telefonaktiebolaget LM Ericsson, Class B (American
 Depositary Receipts)                                            800,000        38.350          .90
ABB AB, Class A (Sweden)                                         150,000         2.131
ABB AB, Class B                                                6,000,000        84.836
ABB AB, Class B (American Depositary Receipts)                   250,000        35.375
ABB AG, Class A (Switzerland)                                     11,750        17.350          .82
Northern Telecom Ltd. (Canada)                                   457,300        47.530          .28
Schneider SA (France)                                            750,000        47.477          .28
Siemens AG (Germany)                                             600,000        40.637          .24
Alcatel Alsthom (France)                                         260,000        34.675          .21
York International Corp. (USA)                                   680,000        30.430          .18
General Electric Co. (USA)                                       394,000        26.817          .16
NextLevel Systems, Inc. (USA) (1)                              1,055,200        17.675          .10
Lucent Technologies Inc. (USA)                                   168,523        13.713          .08
                                                                      .

Multi-Industry - 4.17%
Siebe PLC (United Kingdom)                                     6,570,000       132.391          .78
Hutchison Whampoa Ltd. (Hong Kong)                            13,281,000       130.884          .77
Lend Lease Corp. Ltd. (Australia)                              4,058,860        96.427          .57
FMC Corp. (USA) (1)                                              991,300        87.978          .52
Williams Holdings PLC (United Kingdom)                        10,000,000        59.557          .35
LTV Corp. (USA)                                                4,225,000        53.605          .32
Suez Lyonnaise des Eaux (France)                                 390,243        43.668          .26
Canadian Pacific Ltd. (Canada)                                 1,000,000        29.563          .17
Lagardere Groupe SCA (France)                                    700,000        22.280          .13
AlliedSignal Inc. (USA)                                          400,000        17.000          .10
B.A.T Industries PLC (United Kingdom)                          1,895,559        16.613          .10
Swire Pacific Ltd., Class A (Hong Kong)                        2,150,000        16.464          .10
                                                                      .

Automobiles - 3.63%
Honda Motor Co., Ltd. (Japan)                                  4,640,000       162.111          .96
Regie Nationale des Usines Renault, SA (France)                3,800,000       112.985          .67
Bayerische Motoren Werke AG (Germany)                             69,500        59.336
Bayerische Motoren Werke AG, preferred shares                     20,318        11.830          .42
Ford Motor Co., Class A (USA)                                  1,229,500        55.635          .33
Chrysler Corp. (USA)                                           1,500,000        55.219          .33
Toyota Motor Corp. (Japan)                                     1,405,000        43.141          .25
Suzuki Motor Corp. (Japan)                                     3,600,000        34.656          .20
Volvo AB, Class B (Sweden)                                     1,000,000        28.741          .17
General Motors Corp. (USA)                                       400,000        26.775          .16
Daimler-Benz AG, 4.125% convertible debentures 2003
 (Germany) (2)                                             DM28,000,000         24.311          .14


Beverages & Tobacco - 3.42%
Philip Morris Companies Inc. (USA)                             7,455,000       309.848         1.83
Asahi Breweries, Ltd. (Japan)                                  4,060,000        65.364
Asahi Breweries, Ltd., 1.00% convertible debentures 2003   Y924,000,000         12.844
Asahi Breweries, Ltd., .95% convertible debentures 2002    Y410,000,000          5.682
Asahi Breweries, Ltd., .90% convertible debentures 2001    Y520,000,000          7.168          .54
Seagram Co. Ltd. (Canada)                                      2,200,000        77.550          .46
PepsiCo, Inc. (USA)                                            1,000,000        40.563          .24
Cia. Cervejaria Brahma (Brazil)                               47,000,000        36.108          .21
LVMH Moet Hennessy Louis Vuitton (France)                         55,000        11.723          .07
Lion Nathan Ltd. (New Zealand)                                 3,218,800         7.875          .04
Gallaher Group PLC (American Depositary Receipts)
 (United Kingdom)                                                300,000         5.756          .03


Machinery & Engineering - 3.40%
Caterpillar Inc. (USA)                                         4,600,000       248.113         1.46
Mannesmann AG (Germany)                                          507,500       242.490         1.43
Deere & Co. (USA)                                                725,000        38.969          .23
Kvaerner AS, Class A (Norway)                                    535,340        31.663          .19
Kawasaki Heavy Industries, Ltd. (Japan)                        4,200,000        14.534          .09


Chemicals - 3.20%
Praxair, Inc. (USA)                                            2,639,300       135.099          .80
Georgia Gulf Corp. (USA) (3)                                   1,975,000        60.484          .36
Sherwin-Williams Co. (USA)                                     1,962,000        57.756          .34
Methanex Corp. (Canada)                                        6,250,000        52.479          .31
Nan Ya Plastics Corp. (Taiwan)                                19,980,000        47.921          .28
E.I. du Pont de Nemours and Co. (USA)                            600,000        36.938          .22
Valspar Corp. (USA)                                            1,160,000        36.395          .21
AGA AB, Class A (Sweden)                                       1,460,000        24.020
AGA AB, Class B                                                  550,000         8.867          .19
Bayer AG (Germany)                                               750,000        29.941          .18
L'Air Liquide (France)                                           110,097        18.163          .11
BOC Group PLC (United Kingdom)                                 1,000,000        17.827          .10
Engelhard Corp. (USA)                                            813,100        17.533          .10


Food & Household Products - 3.13%
Nestle SA (Switzerland)                                           89,782       125.395          .74
Cadbury Schweppes PLC (United Kingdom)                        10,865,090       104.604          .62
Reckitt & Colman PLC (United Kingdom)                          6,056,250        93.007          .55
Unilever NV (Netherlands)                                        335,000        71.706
Unilever PLC (United Kingdom)                                    660,000        19.318          .54
Groupe Danone (France)                                           443,586        70.107          .41
Archer Daniels Midland Co. (USA)                               1,050,000        25.134          .15
Colgate-Palmolive Co. (USA)                                      300,000        20.906          .12


Data Processing & Reproduction - 2.54%
Fujitsu Ltd. (Japan)                                           7,172,000        89.873          .53
Ascend Communications, Inc. (USA) (1)                          1,850,000        59.894          .35
Silicon Graphics, Inc. (USA) (1)                               2,100,000        55.125          .32
Oracle Corp. (USA) (1)                                         1,425,000        51.923          .31
Acer Inc. (Taiwan) (1)                                        20,000,000        39.216          .23
Sybase, Inc. (USA) (1)                                         1,850,000        33.300          .20
International Business Machines Corp. (USA)                      300,000        31.781          .19
Computer Associates International, Inc. (USA)                    261,500        18.779          .11
Microsoft Corp. (USA) (1)                                        140,000        18.524          .11
Digital Equipment Corp. (USA) (1)                                400,000        17.325          .10
Cisco Systems, Inc. (USA) (1)                                    200,000        14.613          .09


Insurance - 2.46%
ING Groep NV (formerly Internationale Nederlanden Groep)
 (Netherlands)                                                 4,376,336       201.550         1.19
Fairfax Financial Holdings Ltd. (Canada)                         234,700        65.067
Fairfax Financial Holdings Ltd. (USA) (2)                         93,000        25.783          .54
American International Group, Inc. (USA)                         774,843        79.954          .47
Societe Centrale des Assurances Generales de France (Franc       735,000        29.196          .17
Assicurazioni Generali SpA (Italy)                               670,000        15.098          .09


Forest Products & Paper - 2.01%
Champion International Corp. (USA)                             2,200,000       134.063          .79
Louisiana-Pacific Corp. (USA)                                  2,550,000        63.750          .38
UPM-Kymmene Corp. (Finland)                                    1,953,000        54.332          .32
International Paper Co. (USA)                                    600,000        33.038          .19
Rayonier Inc. (USA)                                              600,000        29.025          .17
Jefferson Smurfit Corp. (USA) (1)                              1,255,700        25.114          .15
Carter Holt Harvey Ltd. (New Zealand)                          1,058,500         2.298          .01


Gold Mines - 1.88%
Newmont Mining Corp. (USA)                                     2,750,000       123.578          .73
Placer Dome Inc. (Canada)                                      5,500,000       105.188          .62
Barrick Gold Corp. (Canada)                                    2,500,000        61.875          .36
Gold Fields of South Africa Ltd. (South Africa)                1,400,000        28.195          .17


Metals: Nonferrous - 1.78%
Aluminum Co. of America (USA)                                    950,000        77.900          .46
WMC Ltd. (Australia)                                          15,389,336        72.249          .43
Alumax Inc. (USA) (1)                                          1,500,000        61.313          .36
Alcan Aluminium Ltd. (Canada)                                  1,700,000        59.075          .35
Pechiney, Class A (France)                                       366,527        17.657          .10
Teck Corp., Class B (Canada)                                     700,000        14.441          .08


Leisure & Tourism - 1.35%
Carnival Corp., Class A (USA)                                  3,400,000       157.250          .93
Walt Disney Co. (USA)                                            600,000        48.375          .29
Accor SA (France)                                                120,000        22.231          .13
Euro Disney SCA (France) (1)                                     171,307          .236          .00


Merchandising - 1.29%
Wal-Mart Stores, Inc. (USA)                                    4,150,000       151.994          .90
Cifra, SA de CV, Class A (Mexico)                              4,970,139        11.136
Cifra, SA de CV, Class B                                       4,500,000        10.650
Cifra, SA de CV, Class C                                       3,624,400         7.981          .17
Home Depot, Inc. (USA)                                           472,500        24.629          .14
Ito-Yokado Co., Ltd. (Japan)                                     185,000        10.041          .06
WHSmith Group PLC, Class A (United Kingdom)                      500,000         2.970          .02


Energy Equipment - 1.27%
Schlumberger Ltd. (Netherlands Antilles)                         998,300        84.044          .50
Halliburton Co. (USA)                                          1,270,000        66.040          .39
Western Atlas Inc. (USA) (1)                                     740,000        65.120          .38


Recreation & Other Consumer Products - 1.17%
Mattel, Inc. (USA)                                             1,900,000        62.938          .37
Fuji Photo Film Co., Ltd. (Japan)                                900,000        37.195          .22
Nintendo Co., Ltd. (Japan)                                       350,000        32.822          .19
Eastman Kodak Co. (USA)                                          400,000        25.975          .15
EMI Group PLC (United Kingdom)                                 1,375,569        13.532
EMI Group PLC, Class B preferred shares                          764,205         1.412          .09
PolyGram NV (New York Registered Shares) (Netherlands)           259,900        14.928          .09
Fortune Brands Inc. (formerly American Brands, Inc.)
 (USA)                                                           300,000        10.106          .06


Appliances & Household Durables - 0.98%
Sony Corp. (Japan)                                               927,000        87.700          .52
Philips Electronics NV (Netherlands)                             582,500        49.427
Philips Electronics NV, warrants, expire 1998 (1)                250,000        16.943          .39
Samsung Electronics Co., Ltd. (South Korea)                      125,727        12.180          .07


Business & Public Services - 0.98%
Quintiles Transnational Corp. (USA) (1)                          500,000        42.125          .25
United Utilities PLC (United Kingdom)                          3,000,000        37.114          .22
Cie. Generale des Eaux (France)                                  203,808        24.046
Cie. Generale des Eaux, warrants, expire 2001 (1)                203,808          .110          .14
Rentokil Group PLC (United Kingdom)                            4,200,000        17.455          .11
Reuters Holdings PLC (American Depositary Receipts)
 (United Kingdom)                                                240,000        17.100          .10
Waste Management, Inc. (formerly WMX Technologies, Inc.)
 (USA)                                                           395,737        13.826          .08
Electronic Data Systems Corp. (USA)                              300,000        10.650          .06
Thorn PLC (United Kingdom)                                     1,301,948         2.942          .02


Metals: Steel - 0.85%
Allegheny Teledyne Inc. (USA)                                  2,040,000        58.395          .34
Usinor Sacilor (France)                                        2,800,000        56.748          .34
Cia. Vale do Rio Doce, ordinary nominative (Brazil)               38,400          .893
Cia. Vale do Rio Doce, preferred nominative                       38,400          .000
Cia. Vale do Rio Doce, preferred nominative (American
 Depositary Receipts)                                         11,184,000        28.712          .17


Utilities: Electric & Gas - 0.71%
National Power PLC (United Kingdom)                            9,300,000        85.483          .50
Hongkong Electric Holdings Ltd. (Hong Kong)                    5,213,500        19.406          .12
Enersis SA (American Depositary Receipts) (Chile)                420,000        15.566          .09


Transportation: Shipping - 0.57%
Bergesen d.y. AS, Class A (Norway)                             1,500,000        46.158
Bergesen d.y. AS, Class B                                        795,000        24.576          .42
Nippon Yusen KK (Japan)                                        7,658,000        25.739          .15


Miscellaneous Materials & Commodities - 0.53%
Potash Corp. of Saskatchewan Inc. (Canada)                       400,000        31.400          .19
Cie. de Saint-Gobain (France)                                    189,841        29.362          .17
De Beers/Centenary linked units (South Africa)                 1,000,000        29.216          .17


Real Estate - 0.45%
Cheung Kong (Holdings) Ltd. (Hong Kong)                        6,720,000        75.562          .45


Transportation: Rail & Road - 0.33%
CSX Corp. (USA)                                                  950,000        55.575          .33


Building Materials & Components - 0.33%
CEMEX, SA de CV, Class A (Mexico)                              2,362,225        12.289
CEMEX, SA de CV CPO                                            4,040,000        21.225          .20
Holderbank Financiere Glaris Ltd. (Switzerland)                   23,000        21.880          .13


Electronic Instruments - 0.29%
Tokyo Electron Ltd. (Japan)                                      500,000        30.581          .18
Applied Materials, Inc. (USA) (1)                                200,000        19.050          .11


Aerospace & Military Technology - 0.23%
Boeing Co. (USA)                                                 720,000        39.195          .23


Industrial Components - 0.22%
Bridgestone Corp. (Japan)                                      1,571,000        37.808          .22


Textiles & Apparel - 0.18%
NIKE, Inc., Class B (USA)                                        290,000        15.370          .09
Gucci Group NV (New York Registered Shares) (Netherlands)        310,000        14.531          .09


Miscellaneous - 0.24%
Other equity-type securities in initial period of
 acquisition                                                                    39.936          .24
                                                                         ------------  ------------


TOTAL EQUITY-TYPE SECURITIES
(cost: $9,917.226 million)                                                  14,990.005        88.41
                                                                         ------------  ------------

                                                             Principal
                                                                 Amount
Bonds                                                        (Millions)
---------------------------------------                    ------------

New Zealand Government - 0.18%
New Zealand 8.00% November 2006                               NZ$44.500         31.076          .18


                                                                          -----------   -----------
TOTAL BONDS (cost: $29.793 million)                                             31.076          .18
                                                                          -----------   -----------

TOTAL INVESTMENT SECURITIES (cost: $9,947.019 million)                      15,021.081        88.59
                                                                          -----------   -----------

Short-Term Securities
------------------------------------------

Corporate Short-Term Notes - 9.05%
Svenska Handelsbanken Group 5.47%-5.50% due 11/4-12/23/97        100.000        99.107          .59
Toyota Motor Credit Corp. 5.49%-5.50% due 10/16-11/13/97          91.500        91.084          .54
Ameritech Corp. 5.46%-5.47% due 10/2-10/3/97                      90.000        89.965          .53
Lucent Technologies Inc. 5.48%-5.50% due 10/8-12/17/97            90.000        89.390          .53
Daimler-Benz North America Corp. 5.49%-5.50% due 10/14-
 12/19/97                                                         89.500        89.169          .53
Halifax PLC 5.49% due 11/18-12/3/97                               89.300        88.553          .52
General Electric Capital Corp. 5.50%-6.50% due 10/1-
 11/12/97                                                         89.240        88.881          .52
National Australia Funding (Delaware) Inc. 5.47%-5.48%
 due 10/1-12/9/97                                                 85.000        84.790          .50
E.I. du pont de Nemours and Co. 5.47% due 10/24-12/5/97           73.595        73.184          .43
Caisse d'amortissement de la dette sociale 5.48%-5.50%
 due 10/20-12/2/97                                                70.000        69.579          .41
ANZ (Delaware) Inc. 5.49%-5.50% due 10/20-10/28/97                67.300        66.832          .40
Ford Credit Europe PLC 5.50%-5.52% due 10/7-12/11/97              63.800        63.570          .38
Canada Bills 5.46%-5.47% due 10/21-11/3/97                        62.800        62.536          .37
International Lease Finance Corp. 5.47%-5.50% due 10/6-
 12/1/97                                                          62.000        61.654          .36
Toronto-Dominion Holdings USA Inc. 5.47%-5.53% due 10/22-
 10/31/97                                                         60.000        59.779          .35
A.I. Credit Corp. 5.49%-5.50% due 10/20-11/3/97                   55.000        54.767          .33
IBM Credit Corp. 5.48%-5.51% due 10/16-11/14/97                   53.600        53.299          .31
Commonwealth Bank of Australia 5.50% due 10/8-12/9/97             52.600        52.336          .31
Rank Xerox Capital (Europe) PLC 5.47%-5.50%
 due 10/10-10/17/97                                               50.000        49.913          .29
Abbey National North America 5.47%-5.50% due 10/17-
 10/20/97                                                         47.000        46.871          .28
American Express Credit Corp. 5.49%-5.52% due 10/29-
 11/20/97                                                         39.500        39.278          .23
British Columbia (Province of) 5.45%-5.48% due 10/21-
 10/31/97                                                         31.834        31.711          .19
Societe Generale NA Inc. 5.51%-5.52% due 12/9-12/10/97            25.600        25.322          .15


Certificates of Deposit - 1.23%
Canadian Imperial Bank of Commerce 5.54%-5.57%
 due 10/23-11/19/97                                               70.000        69.999          .41
Westdeutsche Landesbank Girozentrale 5.56%-5.66%
 due 10/9-10/22/97                                                65.000        65.001          .38
Abbey National PLC 5.57% due 11/5/97                              50.000        49.999          .29
Societe Generale 5.55% due 10/1/97                                25.000        25.000          .15


Federal Agency Discount Notes - 0.84%
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
 5.40%-5.48% due 10/7-11/25/97                                    89.100        88.692          .52
Fannie Mae (formerly Federal National Mortgage Assn.)
 5.40%-5.45% due 11/6-11/24/97                                    55.100        54.718          .32
                                                                          -----------   -----------

Non-U.S. Currency - 0.06%
New Taiwanese Dollar                                         NT$292.202         10.231          .06


TOTAL SHORT-TERM SECURITIES (cost: $1,895.484 million)                       1,895.210        11.18
Excess of cash and receivables over payables                                    39.793          .23
                                                                         ------------  ------------

TOTAL SHORT-TERM SECURITIES AND NET CASH                                     1,935.003        11.41
                                                                         ------------  ------------

NET ASSETS                                                                $16,956.084        100.00%
                                                                          ===========   ===========

(1) Non-income-producing securities

(2) Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.

(3) The fund owns 5.72% of the outstanding voting securities of Georgia Gulf Corp., which represent an investment in an affiliate as defined in the Investment
 Company Act of 1940.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements

New Perspective Fund

Equity-Type Securities Appearing in the    Equity-Type Securities Eliminated from the
Portfolio Since March 31, 1997             Portfolio Since March 31, 1997

Accor                                      Baker Hughes
Acer                                       Barclays
Allegheny Teledyne                         Bombardier
Altera                                     British Airways
Applied Materials                          Ciba Specialty Chemicals Holdings
Archer Daniels Midland                     Cie. Generale des Etablissements Michelin
Asahi Breweries                            Electrolux
Ascend Communications                      Eurotunnel
Assicurazioni Generali                     Hasbro
Bank of Tokyo-Mitsubishi                   Hitachi
Bay Networks                               Hoechst
BOC Group                                  Incentive
Chase Manhattan                            Inco
Cheung Kong (Holdings)                     Kimberly-Clark
Chrysler                                   Litton Industries
Cia. Cervejaria Brahma                     NCR
Computer Associates International          Overseas Shipholding Group
Deutsche Telekom                           Repsol
Digital Equipment                          Republic New York
Dow Jones                                  SANYO Electric
ENI                                        VEBA
Enterprise Oil                             Weyerhaeuser
Fairfax Financial
Fuji Bank
Fujitsu
General Electric
Gucci Group
Guidant
HSBC
International Business Machines
Istituto Mobiliare Italiano
Kvaerner
Medtronic
Microsoft
Mobil
Nan Ya Plastics
NIKE
Pharmacia & Upjohn
Quintiles Transnational
RAO Gazprom
Rentokil Group
Sakura Bank
Samsung Electronics
Shiseido
Sumitomo Bank
Swire Pacific
Talisman Energy
Tokyo Electron
Toronto-Dominion Bank
Westinghouse Electric

New Perspective Fund
Financial Statements
----------------------------------------------                 ----------------  ----------------
Statement of Assets and Liabilities                                                   (dollars in
at September 30, 1997                                                                   millions)
----------------------------------------------                 ----------------  ----------------
Assets:
Investment securities at market
 (cost: $9,947.019)                                                                   $15,021.081
Short-term securities
 (cost: $1,895.484)                                                                     1,895.210
Cash                                                                                         .663
Receivables for-
 Sales of investments                                                   $38.023
 Sales of fund's shares                                                  23.147
 Dividends and accrued interest                                          36.879            98.049
                                                               ----------------  ----------------
                                                                                       17,015.003
Liabilities:
Payables for-
 Purchases of investments                                                39.837
 Repurchases of fund's shares                                             9.426
 Management services                                                      5.769
 Accrued expenses                                                         3.887             58.919
                                                               ----------------  ----------------
Net Assets at September 30, 1997-
 Equivalent to $21.86 per share on
 775,640,437 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                                                 $16,956.084
                                                                                 ================

Statement of Operations
for the year ended September 30, 1997                                                 (dollars in
                                                                                        millions)

----------------------------------------------                 ----------------  ----------------
Investment Income:
Income:
 Dividends                                                            $ 232.693
 Interest                                                               101.880         $ 334.573
                                                               ----------------
Expenses:
 Management services fee                                                 59.337
 Distribution expenses                                                   32.358
 Transfer agent fee                                                      12.198
 Reports to shareholders                                                  1.060
 Registration statement and prospectus                                    1.301
 Postage, stationery and supplies                                         1.694
 Directors' and Advisory Board fees                                        .243
 Auditing and legal fees                                                   .078
 Custodian fee                                                            4.117
 Taxes other than federal
  income tax                                                               .170
 Other expenses                                                            .091            112.647
                                                               ----------------  ----------------
 Net investment income                                                                     221.926
                                                                                 ----------------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
Net realized gain                                                                          922.766
Net increase in unrealized appreciation on
 investments:
 Beginning of year                                                    2,505.461
 End of year                                                          5,073.194          2,567.733
                                                               ----------------  ----------------
 Net realized gain and unrealized appreciation
  on investments                                                                         3,490.499
                                                                                 ----------------
Net Increase in Net Assets Resulting
 from Operations                                                                        $3,712.425
                                                                                 ================



----------------------------------------------                 ----------------  ----------------
Statement of Changes in Net Assets                                  (dollars in
                                                                      millions)
                                                                     Year ended
                                                                  September 30,
                                                                           1997               1996
----------------------------------------------                 ----------------  ----------------
Operations:
Net investment income                                              $    221.926       $   204.748
Net realized gain on investments                                        922.766           439.315
Net increase in unrealized appreciation
 on investments                                                       2,567.733           389.111
                                                               ----------------  ----------------
 Net increase in net assets
 resulting from operations                                            3,712.425         1,033.174
                                                               ----------------  ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                   (224.557)         (181.254)
Distributions from net realized gain on
 investments                                                           (462.037)         (326.785)
                                                               ----------------  ----------------
 Total dividends and distributions                                     (686.594)         (508.039)
                                                               ----------------  ----------------

Capital Share Transactions:
Proceeds from shares sold: 160,556,117
 and 168,317,771 shares, respectively                                 3,126.904         2,872.559
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 36,204,990 and 29,221,609 shares,
 respectively                                                           650.157           477.859
Cost of shares repurchased: 78,902,097
 and 58,868,182 shares, respectively                                 (1,534.468)       (1,004.893)
                                                               ----------------  ----------------

 Increase in net assets resulting from
  capital share transactions                                          2,242.593         2,345.525
                                                               ----------------  ----------------

Total Increase in Net Assets                                          5,268.424         2,870.660

Net Assets:
Beginning of year                                                    11,687.660         8,817.000
                                                               ----------------  ----------------
End of year (including undistributed
 net investment income: $115.664
 and $119.565, respectively)                                        $16,956.084       $11,687.660
                                                               ================  ================

See Notes to Financial Statements

Notes to Financial Statements

1. New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Long-term and short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities, cash balances and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of September 30, 1997, net unrealized appreciation on investments for federal income tax purposes aggregated $5,074,776,000, of which $5,318,292,000 related to appreciated securities and $243,516,000 related to depreciated securities. During the year ended September 30, 1997, the fund realized, on a tax basis, a net capital gain of $922,872,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $106,000 were treated as an adjustment to ordinary income for federal income tax purposes. The capital gain distribution paid in December 1996 includes $4,708,000 of realized non-U.S. currency gains. The cost of portfolio securities for federal income tax purposes was $11,841,515,000 at September 30, 1997.

3. The fee of $59,337,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.385% of such assets in excess of $17 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1997, distribution expenses under the Plan were $32,358,000. As of September 30, 1997, accrued and unpaid distribution expenses were $2,763,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $12,198,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $12,090,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Boards. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1997, aggregate amounts deferred and earnings thereon were $436,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1997, accumulated undistributed net realized gain on investments was $848,291,000 and additional paid-in capital was $10,143,295,000. The fund reclassified $1,270,000 and $1,157,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in-capital for the year ended September 30, 1997.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $4,697,161,000 and $3,199,572,000, respectively, during the year ended September 30, 1997.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,117,000 includes $61,000 that was paid by these credits rather than in cash.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1997, such non-U.S. taxes were $21,248,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable and sales of non-U.S. bonds and notes were $4,038,000 for the year ended September 30, 1997.


                                         Year ended
                                        September 30
                                                 1997        1996        1995        1994      1993
                                         ----------- ----------- ----------- ----------- -----------

Net Asset Value, Beginning of Year            $17.77      $16.98      $15.40      $14.21     $12.25
                                         ----------- ----------- ----------- ----------- -----------
 Income from Investment Operations:
  Net investment income                          .29         .32         .31         .22        .17
   Net realized gain and increase in
   unrealized appreciation on investment        4.81        1.40        2.35        1.54       2.04
                                         ----------- ----------- ----------- ----------- -----------
   Total income from
 investment operations                          5.10        1.72        2.66        1.76       2.21
                                         ----------- ----------- ----------- ----------- -----------
 Less Distributions:
  Dividends from net
 investment income                             (.323)      (.321)      (.237)      (.173)     (.178)
  Dividends from net realized
 non-U.S. currency gains(1)                    (.007)      (.009)      (.003)      (.027)     (.022)
  Distributions from net
 realized gains                                (.680)      (.600)      (.840)      (.370)     (.050)
                                         ----------- ----------- ----------- ----------- -----------
   Total distributions                         (1.01)       (.93)      (1.08)       (.57)      (.25)
                                         ----------- ----------- ----------- ----------- -----------
Net Asset Value, End of Year                  $21.86      $17.77      $16.98      $15.40     $14.21
                                           =========   =========   =========   =========  =========

Total Return(2)                               29.97%      10.64%       18.63%      12.61%     18.34%

Ratios/Supplemental Data:
  Net assets, end of
 year (in millions)                          $16,956     $11,688      $8,817      $6,279     $4,417
  Ratio of expenses to average
 net assets                                      .79%        .82%        .83%       .84%        .87%
  Ratio of net income to
 average net assets                             1.56%       2.00%       2.12%      1.48%       1.40%
  Average commissions paid(3)                   .50c       4.30c        .72c       1.05c      1.74c
  Portfolio turnover rate                     25.68%      18.12%       22.40%      25.33%     15.02%

(1) Realized non-U.S. currency gains
 are treated as ordinary income for
 federal income tax purposes.
(2)Calculated without deducting a sales
 charge. The maximum sales charge is
 5.75% of the fund's offering price.
(3) Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased or
 reduce the proceeds of securities
 sold, and are not separately reflected
 in the fund's statement of operations.
 Shares traded on a principal basis
 (without commissions), such as most
 over-the-counter and fixed-income
 transactions, are excluded. Generally,
 non-U.S. commissions are lower than
 U.S. commissions when expressed as
 cents per share but higher when
 expressed as a percentage of
 transactions because of the lower
 per-share prices of many non-U.S.
 securities.

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

Los Angeles, California
October 31, 1997


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                  Dividends and Distributions per Share


To Shareholders          Payment Date             From Net          From Net               From Net
of Record                                         Investment        Realized Short-        Realized Long-
                                                  Income            term Gains             term Gains

December 13, 1996        December 16, 1996        $.23              $.056                  $.624

May 30, 1997             June 2, 1997             .10               -                      -


The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 1997 is $0.03744 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


NEW PERSPECTIVE FUND

BOARD OF DIRECTORS

ELISABETH ALLISON, Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.;
Publishing Consultant, Harvard Medical School

MICHAEL R. BONSIGNORE, Minneapolis, Minnesota
Chairman and Chief Executive Officer,
Honeywell Inc.

GINA H. DESPRES, Washington, D.C.
President of the fund
Senior Vice President,
Capital Research and Management Company

DAVID I. FISHER, Los Angeles, California
Chairman of the Board,
The Capital Group Companies, Inc.

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ALAN GREENWAY, La Jolla, California
Private investor; President,
Greenway Associates, Inc.
(management consulting services)

KOICHI ITOH, Tokyo, Japan
President and Chief Executive Officer, IMPAC
(management consulting services);
former managing partner, VENCA Management  (venture capital)

WILLIAM H. KLING, St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.;
former President, American Public Radio
(now Public Radio International)

JON B. LOVELACE, Los Angeles, California
Vice Chairman of the Board of the fund
Vice Chairman of the Board,
Capital Research and Management Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

WILLIAM I. MILLER, Columbus, Indiana
Chairman of the Board,
Irwin Financial Corporation

KIRK P. PENDLETON, Southampton, Pennsylvania
Chairman of the Board and
Chief Executive Officer, Cairnwood, Inc.
(venture capital investment)

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

JAMES W. RATZLAFF, San Francisco, California
Senior Partner, The Capital Group Partners L.P.

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

OTHER OFFICERS

WILLIAM R. GRIMSLEY, San Francisco, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

GREGG E. IRELAND, Washington, D.C.
Senior Vice President of the fund
Senior Vice President,
Capital Research and Management Company

THIERRY VANDEVENTER, Geneva, Switzerland
Senior Vice President of the fund
Director,
Capital Research and Management Company

DARCY B. KOPCHO, Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research Company

CATHERINE M. WARD, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

MEMBERS OF THE ADVISORY BOARD

YOICHI FUNABASHI, Ph.D., Tokyo, Japan
Chief Diplomatic Correspondent and columnist for the Asahi Shimbun

JEAN GANDOIS, Paris, France
President, Conseil National du Patronat Fran<UNDEF>ais;
Chairman of the Board of Cockerill-Sambre;
former Chairman and Chief Executive Officer,
Pechiney, and former Chairman, Pechiney
International

CLAUDIO X. GONZALEZ LAPORTE,
Mexico, DF, Mexico
Chairman of the Board and Chief Executive
Officer, Kimberly-Clark de M<UNDEF>xico, SA de CV

SIR PETER HOLMES, London, England
Director and former Chairman of the Board and Managing Director, The Royal Dutch/Shell Group of Companies

JAE-HYUN HYUN, New York, New York
Chairman, Tong Yang Group

BARON GUALTHERUS KRAIJENHOFF,
Nijmegen, Netherlands
Chairman of the Supervisory Council, Akzo NV

PIERRE LESCURE, Paris, France*
Chairman and Chief Executive Officer, Canal+

ALLEN E. PUCKETT, Pacific Palisades, California
Chairman Emeritus, Hughes Aircraft Company

ROZANNE L. RIDGWAY, Washington, D.C.
Chair, Baltic American Enterprises Fund, former Co-Chair, Atlantic Council of the United States

ORVILLE H. SCHELL, Berkeley, California
Dean, Graduate School of Journalism,
University of California at Berkeley

*Effective October 1, 1997
The following members retired from the Advisory Board effective September 30, 1997:

JUNICHI HATTORI had been on the Advisory Board since 1988. PETER C. HOBBINS had been on the Advisory Board since 1987. The Honourable JOHN L. NICHOL and BRIAN NICHOLSON had been on the Advisory Board since 1984. HAROLD M. WILLIAMS had been on the Advisory Board since 1981.

STEVEN N. KEARSLEY retired as Treasurer of the fund effective May 20, 1997. He had been an officer since 1973.

The Directors thank these six individuals for their many contributions to the fund.

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462
For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web.

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF NEW PERSPECTIVE FUND, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER DECEMBER 31, 1997, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

Printed on recycled paper
Litho in USA   AGD/GRS/3215
Lit. No. NPF-011-1197
[The American Funds Group (R)]